UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 24, 2018 (July 24, 2018)

LINN ENERGY, INC.

(Exact name of registrant specified in its charter)

Delaware	000-51719	81-5366183
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
Of Incorporation)	File Number)	Identification No.)

600 Travis Street Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(281) 840-4000

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 8.01	Other Events.

On July 24, 2018, Linn Energy, Inc. (the “Company”), issued a press release announcing that its board of directors (the “Board”) has approved the distribution on a pro rata basis of all of the outstanding shares of common stock of Riviera Resources, Inc. (“Riviera”) to the holders of the Company’s Class A common stock (the “Spin-Off”). Following the Spin-Off and the transactions contemplated thereby, Riviera will hold, directly or through its subsidiaries, all of the pre-spinoff assets of the Company, other than the Company’s 50% equity interest in Roan Resources LLC and certain other immaterial assets.

The Board set the record date for the Spin-Off as the close of business on August 3, 2018. The Spin-Off is expected to occur on August 7, 2018. The Company’s Class A common stockholders will receive one share of Riviera common stock for each share of the Company’s Class A common stock they own as of the record date.

Riviera Resources, LLC previously filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-1 (File No. 333-225927) (as amended, the “Registration Statement”), in connection with the Spin-Off. The Spin-Off is subject to the satisfaction of the conditions described in the Registration Statement. Following the Spin-Off, Riviera will be an independent reporting company, and the Company will not retain any ownership interest in Riviera.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this Current Report on Form 8-K are forward-looking and are based upon the Company’s current belief as to the outcome and timing of future events. All statements, other than statements of historical facts, that address activities that the Company plans, expects, believes, projects, estimates or anticipates will, should or may occur in the future are forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements herein include, but are not limited to, risks relating to uncertainties that may delay or negatively impact the Spin-Off or cause the Spin-Off to be delayed or to not occur at all, uncertainties related to the Company’s and Riviera’ ability to realize the anticipated benefits of the Spin-Off, the potential negative effects of the Spin-Off and the risk factors and known trends and uncertainties as described in the Company’s Annual Report on Form 10-K as filed with the Securities and Exchange Commission. These and other important factors could cause actual results to differ materially from those anticipated or implied in the forward-looking statements. Please read “Risk Factors” in the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other public filings. The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

Exhibit 99.1	Press release, dated July 24, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 24, 2018	LINN ENERGY, INC.

	By:	/s/ Candice J. Wells
		Name:	Candice J. Wells
		Title:	Senior Vice President, General Counsel and Corporate Secretary